UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22646

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

Private Advisors Alternative

Strategies Master Fund

Semiannual Report

Unaudited  |  September 30, 2013

Certain material in this report may include statements that constitute “forward-looking” statements under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Funds, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause the actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Funds undertake no obligation to update the views expressed herein.

Portfolio Management Discussion and Analysis (Unaudited)

For the six months ended September 30, 2013, Private Advisors Alternative Strategies Master Fund (“Master Fund”) returned 2.67%. Private Advisors Alternative Strategies Fund (“Feeder Fund”) returned 2.30%, excluding all sales charges. See page 6 for Feeder Fund returns with applicable sales charges. The Feeder Fund and the Master Fund are collectively referred to herein as “Funds.” The Funds outperformed the 1.5% return of the HFRI Fund of Funds Diversified Index1 and underperformed the 8.3% return of the S&P 500® Index.2

Not surprisingly, the Funds underperformed the S&P 500® Index for the period given the Index’s strong run thus far in 2013. However, the Funds outperformed traditional equity indices during the difficult month of August when the S&P 500® Index declined 2.9%.

The Private Advisors Alternative Strategies Fund is a “feeder” fund in what is known in the investment company industry as a master-feeder structure. The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers who employ diverse styles and strategies.

Market Summary

Although the markets continued their upward trajectory, it was not all smooth sailing as both June and August put a slight dampener on performance. The Syrian civil war and the question of whether to “taper or not to taper” drove markets on a rollercoaster ride during the last few months. Against this backdrop, U.S. corporate growth slowed, and with margins already stretched thin, companies struggled to improve their bottom lines. International stocks finally turned in strong returns relative to domestic equity markets. The MSCI EAFE® Index3 rose a very respectable 10.8% during the period, exceeding the 8.3% return for the S&P 500® Index.

Equities

The S&P 500® Index started the six-month period strongly but the seven-month streak of consecutive gains ended in June as the Federal Reserve Bank announced a pending pullback in their eased monetary policy. As expected, the Master Fund preserved capital relative to traditional and hedge fund indices during the difficult month of June. August was a tough month for the global equity markets, as the growing likelihood of U.S. military inter-

vention in Syria and lackluster quarterly news from both Wal-Mart Stores and Cisco Systems weighed on investors. Stocks rebounded again in September as peace negotiations with Syria gained a foothold.

Fixed Income

The Barclays U.S. Aggregate Bond Index4 fell 1.8% for the six-month period ending September 30, 2013. While returns were negative due primarily to rising interest rates, bond prices in general benefitted toward the end of the period when the Federal Reserve Bank eased off its earlier tapering comments.

Traditionally safer investments in 10-year Treasurys suffered a significant loss. During the reporting period, the BofA Merrill Lynch Current 10-Year U.S. Treasury Index5 had lost over 5.0%, while the yield had risen roughly 70 basis points. Investment-grade credit also produced negative results with the BofA Merrill Lynch Corporate Master Index6 returning approximately –3.0%. Higher risk, non-investment grade credit performed much better however, with the BofA Merrill Lynch High Yield Master II Index7 up nearly 1.0%. While interest rates rose across the board during the period, spreads were little changed.

Contributors & Detractors

The portfolio’s long/short equity managers performed well for the period, despite volatility in June and August, and were the primary contributors to positive performance, particularly in global and European equity. (Contributions take weightings and total returns into account.) SRS, Lancaster, and Pelham were three of the top contributors to performance for the period and all three underlying funds recorded returns of more than 15% since March. SRS benefitted from strong stock selection in its long book, while sustaining only minor losses during the difficult month of August. Pelham had solid results in its European retail positions and had also benefitted from its overall higher net market exposure. Conversely, North Run and Sheffield lagged the other long/short equity managers for the period.

The Master Fund’s allocation to event-driven strategies includes distressed debt, event equity, and event driven multi-strategy. During the six-month period, event driven strategies had positive results. Distressed debt added to performance as liquidations continued to be profitable for managers operating within the strategy. The portfolio’s three distressed debt managers, Contrarian, Redwood, and Aurelius all posted gains of 6% or more for the period.

1.	See footnote on page 6 for more information on the HFRI Fund of Funds Diversified Index.
2.	See footnote on page 6 for more information on the S&P 500® Index.
3.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
5.	The BofA Merrill Lynch Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-year Treasury note. An investment cannot be made directly in an index.
6.	The BofA Merrill Lynch Corporate Master Index is a market-value-weighted index composed of domestic corporate (BBB/Baa rated or better) debt issues. The BofA Merrill Lynch Corporate Master Index is a component of the Merrill Lynch Corporate/Government Master. An investment cannot be made directly in an index.
7.	The BofA Merrill Lynch High Yield Master II Index monitors the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.

mainstayinvestments.com/privateadvisors	3

The event equity strategy was also a positive contributor for the period as both Luxor and Mason achieved positive returns. Mason remains one of the portfolio’s top-performing managers for the fiscal year as some of the long, event-oriented positions have performed well, while the short book added materially during down months. We maintain a positive view of the strategy going forward and expect our allocation to increase at the margin as our multi-strategy managers in particular take advantage of opportunities in this space. After a lull in August, deal activity picked up slightly in September driven by the third largest M&A transaction in history as Vodafone announced the sale of its 45% interest in Verizon Wireless to Verizon. Beyond M&A transactions, there was plenty of other corporate activity including litigation, restructurings and activism that provided skilled managers with the ability to generate positive, alpha-driven returns.

Global macro performance was flat for the period, although our managers had mixed results. While sovereign debt and emerging markets exposures were beneficial, weakness in currencies and, to a lesser degree, commodities hurt several of our managers’ performance. Anderson and Autonomy both had negative returns for the semiannual period, while MKP was the only manager with positive performance in the strategy. Tudor’s exposure to currencies (specifically long the U.S. dollar) and long-term rates weighed on its performance. It can be challenging to navigate fast moving markets driven by fiscal and monetary policies; therefore we prefer experienced discretionary macro managers that can assess and take advantage of a potentially rich opportunity set.

Long/short corporate credit and structured credit strategies were slightly positive during the reporting period. Of the portfolio’s three long/short corporate credit managers, one recorded positive results and the other two were marginally negative. We expect these managers to find more opportunities on the short side going forward, given where credit is priced today. The portfolio’s two structured credit managers also had mixed results, as One William Street produced slightly negative performance and Marathon Securitized Credit achieved a positive return for the period. One William Street has a low net market exposure and is focused on investments within a relative value framework. Marathon has a slightly higher market exposure but is focused on idiosyncratic positions based on its fundamental credit and structural research. A general trend across managers has been decreased allocations to residential mortgage-backed securities (RMBS) and increased commercial mortgage-backed security (CMBS) exposure. Our multi-strategy managers have also profited from opportunistically allocating to CMBS. While we do not expect to add to our structured credit exposure materially for the remainder of 2013, we maintain a constructive view on the strategy and believe that our managers will continue to perform well via credit selection.

The portfolio’s relative value strategy includes one multi-strategy manager, HBK and convertible arbitrage manager, Waterstone. Waterstone was the portfolio’s worst performer for the period and the largest detractor. Waterstone has suffered losses related to its market hedges as well as idiosyncratic short positions. We redeemed from Waterstone at the end of September due to disappointing results and a re-underwriting of the investment. HBK performed well for the period. Looking forward, our investment professionals are researching and assessing opportunities in the capital structure arbitrage space, which we believe could act as a defensive, uncorrelated performer in a difficult credit environment.

Portfolio Activity

There were four manager additions and four exits in the Master Fund during the six-month reporting period. On May 1st, we added Adelphi Europe Partners to the portfolio as a 4% position. Adelphi is a European focused long/ short equity manager that was founded in 1997. Prior to founding Adelphi, Rod Jack, and Marcel Jongen co-managed the European equity business for Goldman Sachs Asset Management. The firm is based in London and employs 21 Associates, including a nine-person investment team. Adelphi has produced solid returns and has a strong record of preserving capital. We added Adelphi as a portfolio diversifier to the Master Fund, as it provides geographic diversification to Europe by means of a strong team of proven investment professionals.

In June 2013, the Master Fund initiated a position with Panning Capital. Panning is based in New York City and was founded in April 2012 by Kieran Goodwin and Bill Kelly. The Portfolio Manager, Goodwin, was most recently employed at King Street where he was a Partner and Head of Trading. Panning is an opportunistic long/short credit fund that seeks to profit from the mispricing of credit risk throughout the debt markets. Panning will invest across investment grade, high yield, distressed, asset-backed securities (ABS), RMBS, CMBS, and other structured credit and sovereign debt markets. Panning employs a bottom-up research approach, coupled with a deep quantitative understanding of the derivative and securitization markets, which we believe will complement our existing, long/short credit managers. Also In June, the Master Fund initiated a 3% position in Autonomy, a manager with $2 billion in global macro assets that specializes in global as well as developed and emerging markets. Autonomy has exhibited strong returns and is uncorrelated to the Master Fund’s other global macro managers, further increasing diversification.

In July, the Master Fund initiated a position with discretionary global macro manager Anderson Global. Chairman and CIO, Keith Anderson, was previously CIO of Soros and one of the co-founders of BlackRock. He has built a team of senior investment professionals many of whom have worked together at prior organizations, such as Soros, BlackRock, and the International Monetary Fund. Anderson Global takes a moderately concentrated and thematic approach to global macro investing with a strong focus on risk management and a highly collaborative framework.

Asian long/short equity manager Absolute Partners Fund (Blue Pool) was removed at the beginning of April 2013. In May, we

4	Private Advisors Alternative Strategies Master Fund

redeemed from Moore Capital as we were no longer comfortable with the level of transparency we were receiving. Additionally, we redeemed our two investments with Emerging Sovereign Group (ESG) in June. We were invested in two of ESG’s offshore global macro funds, Credit Macro Event and Treasury Opportunities. The two investments with ESG were initiated as hedges against inflation, higher interest rates and the European credit crisis; however we found other global macro managers that were able to offer the same hedging capability through a more diversified structure. Finally, at the end of September, we redeemed from Waterstone as the manager was not meeting performance expectations, and we were less confident in the investment team’s ability than when we initially invested.

We are currently in various stages of due diligence with several managers. Additionally, we continue to re-evaluate the investment and operational merits of our existing managers. The Master Fund was invested in 27 active holdings at the beginning of October, 2013. Given the current asset allocation and manager line-up, we believe that the Master Fund is in a good position to continue to generate attractive absolute returns.

Outlook

We continue to have a positive view of the global macro strategy as overly leveraged central banks are under pressure to take aggressive policy action, which could result in trading opportunities for managers in currencies and rates. Global macro’s historic lack of correlation to other asset classes could prove helpful if global deleveraging or a reversion to the mean in rates causes market dislocations.

We also find event driven strategies, specifically event equity, attractive in the current environment. We prefer event equity strategies that focus on near-term catalysts to increase value and profitability. Although the wave of distressed opportunities created by the 2008 financial crisis is receding, and we expect our exposures to decline, we believe our remaining positions will be additive to the portfolio.

Looking forward, we continue to monitor European distressed strategies but remain patient around the opportunity set. As European banks recognize their need to deleverage more aggressively, and regions of the European economy experience slow to negative growth, the supply of distressed debt opportunities in Europe may increase significantly.

The Master Fund’s credit exposure is characterized by managers that are: 1) process or event driven (i.e., liquidations and litigations), 2) deep value focused (therefore less impacted by the rate environment due to price/yield cushion), or 3) hedged with an arbitrage/relative value focus. Consequently, we believe that the portfolio is in a good position to weather a potentially challenging fixed income environment.

We believe that a cautious approach is critical despite the impressive run that the stock market has had over the last few years and the resiliency of the non-investment grade credit markets. There are a number of macro factors that could cause serious market turmoil in the near term. These Funds are designed to weather a turbulent market environment due to the hedged approach of our managers and their ability to uncover compelling opportunities that can provide solid, less correlated returns.

mainstayinvestments.com/privateadvisors	5

Fund Data1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Index performance shown is for illustration purposes only. You cannot invest directly into an index. Investment return and principal value will fluctuate, and as a result, when shares are sold, they may be worth more or less than their original cost. For more updated performance information, please call 1-888-207-6176.

Average Annual Total Returns for the Period Ended September 30, 2013

Fund	Sales Charge		Six Months	Since Inception	Gross Expense Ratio[2]
Private Advisors Alternative Strategies Fund	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.77 2.30%	4.10 6.36%	56.49%
Private Advisors Alternative Strategies Master Fund	No Sales Charge		2.67	7.08	8.36

Benchmark Performance	Since Inception
HFRI Fund of Funds Diversified Index[3]	1.5%
S&P 500® Index[4]	8.3
Barclays U.S. Aggregate Bond Index[5]	–1.8

Strategy Allocations as of September 30, 2013 (Unaudited)

Top Ten Holdings as of September 30, 2013 (Unaudited)

1.	SRS Partners, Ltd.

2.	Fir Tree International Value Fund II, Ltd.

3.	LAE Fund, Ltd.

4.	Pelham Long/Short Fund, Ltd.

5.	Adelphi Europe Fund (The)
6.	Impala Fund Ltd.

7.	Luxor Capital Partners Offshore, Ltd.

8.	HBK Offshore Fund II L.P.

9.	Miura Global Fund, Ltd.

10.	Hoplite Offshore Fund, Ltd.

1.	The performance table does not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect the maximum applicable sales charge as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRI Fund of Funds Diversified Index is a non-investable product of diversified fund of funds. The index is weighted (fund weighted) with an inception of January 1990. An investment cannot be made directly in an index.
4.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6	Private Advisors Alternative Strategies Master Fund

Private Advisors Alternative Strategies Master Fund

Schedule of Investments September 30, 2013 (Unaudited)

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investments in Hedge Funds Bermuda Domiciled
European Equity Europe
Pelham Long/Short Fund, Ltd.	5/1/2012	$1,890,000	$2,364,926	4.10%	10/31/2013	Monthly

Total Bermuda Domiciled		1,890,000	2,364,926	4.10

British Virgin Islands Domiciled
Global Equity Global
Miura Global Fund, Ltd.	2/1/2013	2,100,000	2,277,720	3.95	10/31/2013	Monthly

Total British Virgin Islands Domiciled		2,100,000	2,277,720	3.95

Cayman Islands Domiciled
Convertible Arbitrage Global
Waterstone Market Neutral Offshore Fund, Ltd.	5/1/2012	1,200,000	1,080,882	1.87	12/31/2013	Quarterly

Total Convertible Arbitrage		1,200,000	1,080,882	1.87

Distressed Debt Global
Redwood Offshore Fund, Ltd.	5/1/2012	1,200,000	1,474,339	2.56	6/30/2014	Bi-Annually
North America
Aurelius Capital International, Ltd.	5/1/2012	1,600,000	1,963,293	3.40	6/30/2014	Semi-Annually
Contrarian Capital Trade Claims Offshore, Ltd.	5/1/2012	1,050,000	1,221,204	2.12	4/30/2014	Annually

Total Distressed Debt		3,850,000	4,658,836	8.08

European Equity Europe
Adelphi Europe Fund (The)	5/1/2013	2,250,000	2,346,794	4.07	12/31/2013	Quarterly
LAE Fund, Ltd.	5/1/2012	2,010,000	2,416,414	4.19	12/31/2013	Quarterly

Total European Equity		4,260,000	4,763,208	8.26

Event Equity North America
Luxor Capital Partners Offshore, Ltd.	5/1/2012	2,160,000	2,306,592	4.00	12/31/2013	Quarterly
Global
Mason Capital, Ltd.	5/1/2012	1,600,000	1,739,090	3.01	4/30/2014	Annually

Total Event Equity		3,760,000	4,045,682	7.01

Global Equity Global
Sheffield International Partners, Ltd.	5/1/2012	1,960,000	2,230,050	3.87	12/31/2013	Quarterly
SRS Partners, Ltd.	5/1/2012	2,140,000	2,617,597	4.54	6/30/2014	Quarterly

Total Global Equity		4,100,000	4,847,647	8.41

Global Macro Global
Anderson Global Macro Fund, Ltd.	7/1/2013	1,700,000	1,595,754	2.77	6/30/2014	Quarterly
Autonomy Global Macro Fund Limited	6/1/2013	2,200,000	2,190,804	3.80	5/31/2014	Monthly
MKP Opportunity Offshore, Ltd.	5/1/2012	1,700,000	1,789,370	3.10	10/31/2013	Monthly
Tudor BVI Global Fund, Ltd. (The)	5/1/2012	1,600,000	1,801,449	3.12	12/31/2013	Quarterly

Total Global Macro		7,200,000	7,377,377	12.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	7

Private Advisors Alternative Strategies Master Fund

Schedule of Investments September 30, 2013 (Unaudited) (continued)

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Cayman Islands Domiciled (continued)
Long/Short Corporate Credit North America
Archer Capital Offshore Fund, Ltd.	5/1/2012	$2,020,000	$2,202,782	3.82%	12/31/2013	Quarterly
Panning Overseas Fund, Ltd.	6/1/2013	1,980,000	1,985,486	3.44	6/30/2015	Quarterly
Saba Capital Offshore Fund, Ltd.	7/1/2012	2,320,000	2,202,728	3.82	12/31/2013	Quarterly

Total Long/Short Corporate Credit		6,320,000	6,390,996	11.08

Long/Short Structured Credit North America
Marathon Securitized Credit Fund, Ltd.	5/1/2012	1,200,000	1,550,660	2.69	12/31/2013	Quarterly
One William Street Capital Offshore Fund, Ltd.	5/1/2012	1,470,000	1,659,311	2.88	12/31/2013	Quarterly

Total Long/Short Structured Credit		2,670,000	3,209,971	5.57

Multi-Strategy Global
Fir Tree International Value Fund II, Ltd.	5/1/2012	2,210,000	2,615,313	4.53	4/30/2014	Annually
HBK Offshore Fund II L.P.	5/1/2012	2,140,000	2,301,145	3.99	12/31/2013	Quarterly

Total Multi-Strategy		4,350,000	4,916,458	8.52

US Equity North America
Hoplite Offshore Fund, Ltd.	5/1/2012	2,140,000	2,262,504	3.92	12/31/2013	Quarterly
Impala Fund Ltd.	5/1/2012	2,010,000	2,326,966	4.04	12/31/2013	Quarterly
Marble Arch Offshore Partners, Ltd.	7/1/2012	1,600,000	1,760,475	3.05	12/31/2013	Quarterly
North Run Offshore Partners, Ltd.	5/1/2012	1,950,000	2,228,104	3.86	12/31/2013	Quarterly
Southpoint Qualified Offshore Fund, Ltd.	5/1/2012	1,600,000	1,771,613	3.07	12/31/2013	Quarterly

Total US Equity		9,300,000	10,349,662	17.94

Total Cayman Islands Domiciled		47,010,000	51,640,719	89.53

Total Investments in Hedge Funds		$51,000,000	56,283,365	97.58

Other Assets, less Liabilities			1,398,506	2.42

Net Assets			$57,681,871	100.00%

*	Investments in Hedge Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2013 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Hedge Funds may be subject to fees.

**	Available frequency of redemption after initial lock-up period, if any. Different tranches may have different liquidity terms.

8	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Assets and Liabilities as of September 30, 2013 (Unaudited)

Assets
Investments in Hedge Funds, at fair value (identified cost $51,000,000)	$56,283,365
Cash	3,990,929
Due from Feeder Fund	100,000
Due from investments in Hedge Funds	31,358
Prepaid assets	13,290

Total assets	60,418,942

Liabilities
Redemptions payable	2,000,000
Subscriptions received in advance	620,000
Management Fee (See Note 5)	72,340
Accrued expenses	44,731

Total liabilities	2,737,071

Net Assets	$57,681,871

Composition of Net Assets:
Net capital	$54,026,639
Accumulated net investment income (loss)	(1,659,173)
Accumulated net realized gain (loss) from investments in Hedge Funds	31,040
Net unrealized appreciation (depreciation) on investments in Hedge Funds	5,283,365

Net Assets	$57,681,871

Net Asset Value Per Share:
53,262.77 Shares issued and outstanding, par value $0.001 per share 450,000 registered shares of beneficial interest	$1,082.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	9

Private Advisors Alternative Strategies Master Fund

Statement of Operations

for the six months ended September 30, 2013 (Unaudited)

Expenses
Management Fee (See Note 5)	$288,163
Administration fees	97,967
Offering costs	58,486
Professional fees	53,925
Insurance fees	26,579
Registration	10,584
Shareholder communication	9,746
Transfer agent	9,260
Trustees	1,819
Miscellaneous	3,288

Total expenses before waiver/reimbursement	559,817
Expense waiver/reimbursement from Manager	(166,842)

Net expenses	392,975

Net investment income (loss)	(392,975)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) from investments in Hedge Funds	31,040
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	1,733,253

Net increase (decrease) in net assets resulting from operations	$1,371,318

10	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Statement of Changes in Net Assets

	Six months ended September 30, 2013*	Period ended May 1, 2012 (commencement of operations) through March 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(392,975)	$(562,811)
Net realized gain (loss) from investments in Hedge Funds	31,040	—
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	1,733,253	3,550,112

Net increase (decrease) in net assets resulting from operations	1,371,318	2,987,301

Distributions to shareholders from:
Net investment income	—	(703,387)

Capital share transactions:
Subscriptions (representing 12,457.86 and 2,052.87 Shares, respectively)	13,323,252	2,100,000
Redemptions (representing 1,846.77 Shares)	(2,000,000)	—
Distributions reinvested (representing 698.81 Shares)	—	703,387

Increase (decrease) in net assets derived from capital share transactions	11,323,252	2,803,387

Net increase (decrease) in net assets	12,694,570	5,087,301
Net assets, beginning of period (representing 42,651.68 and 39,900 Shares, respectively)	44,987,301	39,900,000

Net assets, end of period (representing 53,262.77 and 42,651.68 Shares, respectively)	$57,681,871	$44,987,301

Distributions in excess of net investment income at end of period	$(1,266,198)	$(1,659,173)

*	Unaudited

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	11

Private Advisors Alternative Strategies Master Fund

Statement of Cash Flows

for the six months ended September 30, 2013 (Unaudited)

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$1,371,318
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in Hedge Funds	(15,500,000)
Proceeds from sales of investments in Hedge Funds	4,031,040
Net realized gain (loss) from investments in Hedge Funds	(31,040)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	(1,733,253)
Changes in operating assets and liabilities:
Prepaid assets	75,994
Due from investments in Hedge Funds	(31,358)
Due from Manager	11,083
Accrued expenses	(127,691)
Management Fee	72,340

Net cash provided by (used in) operating activities	(11,861,567)

Cash flows from financing activities
Subscriptions	13,843,252

Net cash provided by (used in) financing activities	13,843,252

Net increase (decrease) in cash	1,981,685

Cash, beginning of period	2,009,244

Cash, end of period	$3,990,929

12	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

Financial Highlights selected per share data and ratios

	Six months ended September 30,		Period from May 1, 2012 (commencement of operations) through March 31,
	2013		2013*
Per Share operating performance:
Net asset value at beginning of period	$1,054.76		$1,000.00
Net investment income (loss) (a)	(8.10)		(13.87)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	36.31		86.21

Net increase (decrease) resulting from operations	28.21		72.34

Distributions paid
Net investment income	—		(17.58)

Net asset value at end of period	$1,082.97		$1,054.76

Total investment return (b)(c)	2.67%		7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (d)	(1.50	%)††	(1.50	%)††
Net expenses (d)	1.50	% ††	1.50	% ††
Expenses (before waiver/reimbursement) (d)	2.15	% ††	2.84	% ††
Portfolio turnover rate (e)	8%		0	%(f)
Net assets at end of period (in 000’s)	$57,682		$44,987

*	Audited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as no securities were sold during the period from May 1, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	13

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (Unaudited)

1.  Organization and Business

Private Advisors Alternative Strategies Master Fund (the “Master Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. The Master Fund is a non-diversified closed-end management company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Master Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Master Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, another closed-end, non-diversified management company, Private Advisors Alternative Strategies Fund (the “Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund may also accept investments from certain other investors as well, including, among others, investors purchasing shares through (i) certain “wrap fee” or other programs sponsored by financial intermediary firms and (ii) certain non-broker/dealer registered investment advisory firms.

The investment objective of the Master Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients’ capital. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, event-driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies.

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Master Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), who serves as the Master Fund’s subadvisor (together with New York Life Investments, the “Advisors”). New York Life Investments also serves as the investment manager to the Feeder Fund and Private Advisors also serves as the subadvisor to the Feeder Fund. Subject to policies adopted by the Master Fund’s Board of Trustees (“Board”), Private Advisors, among other things, (i) manages the day-to-day investment operations of the Master Fund, (ii) seeks investment opportunities for the Master Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Master Fund’s investment portfolio.

The Board has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Master Fund.

As of September 30, 2013, the Feeder Fund represented $14,143,683 or 24.52% of the Master Fund’s net assets.

2.  Significant Accounting Policies

The Master Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Master Fund’s shares of beneficial interest (“Shares”). The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Master Fund generally may be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Eligible Investors who subscribe for Shares and are admitted to the Master Fund become shareholders (“Shareholders”) of the Master Fund. Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Master Fund may accept subscriptions for lesser amounts at the discretion of the Advisors. Shares are offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. As described below, the Master Fund may, however, offer to repurchase Shares pursuant to written tenders by Shareholders.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Master Fund to redeem Shares. However, the Master Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each tender offer may be limited and will generally apply to up to 20% of the net assets of the Master Fund at that time. If a tender offer is oversubscribed, the Master Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extend the tender offer, if necessary, and increase the number of Shares that the Master Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accept Shares tendered on or before the expiration date for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Master Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. In the event that the Master Fund does not at least once during any 24 consecutive

14	Private Advisors Alternative Strategies Master Fund

month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Master Fund.

The Advisors expect that they will generally recommend to the Board that the Master Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December. However, the Master Fund is not required to conduct a tender offer and may be less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Master Fund will require that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion. A tender offer to purchase up to 20% of the net assets of the Master Fund commenced on September 27, 2013. The tender offer had an expiration date of October 25, 2013.

A 5.00% early repurchase fee (“Repurchase Fee”) will be assessed to any Shareholder that tenders his or her Shares to the Master Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applies separately to each purchase of Shares made by a Shareholder. The purpose of the Repurchase Fee is to, among other things, discourage short-term investments, which are generally disruptive to the Master Fund’s investment program.

Valuation of Investments

Private Advisors has designed ongoing due diligence processes with respect to the Hedge Funds and their Portfolio Managers, which assist Private Advisors in assessing the quality of information provided by, or on behalf of, each Hedge Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require Private Advisors to forego their normal reliance on the value supplied by, or on behalf of, such Hedge Fund and to determine independently a fair valuation of the Master Fund’s interest in such Hedge Fund, consistent with the Master Fund’s fair valuation procedures.

The Board has adopted procedures for the valuation of each of the Hedge Funds and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Master Fund (the “Valuation Committee”). The Board has also authorized the Valuation Committee to appoint a Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification and are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, primary responsibility for the monthly valuation of portfolio assets (including Hedge Funds for which market prices are not readily available) rests with Private Advisors and/or New York Life Investments.

Investments in Hedge Funds

The Board has approved procedures pursuant to which the Master Fund values its investments in Hedge Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Hedge Fund, as such value is supplied by, or on behalf of, the Hedge Fund’s portfolio manager from time to time, usually monthly. The Master Fund complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Hedge Funds that have calculated net asset value in accordance with the specialized accounting guidance for investment companies (the “practical expedient”). Investments in Hedge Funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by the Hedge Funds when the net asset valuations of the investments are calculated without further adjustment (or adjusted by the Master Fund if the NAV is deemed to be not reflective of fair value). The Master Fund applies the practical expedient to its investments in Hedge Funds on an investment-by-investment basis and consistently with the Master Fund’s entire position in a particular investment unless it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available. When the Master Fund believes alternative valuation techniques are more appropriate, the Master Fund considers other factors in addition to the net asset valuation, such as, but not limited to, features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Certain financial statements of the Hedge Funds were either not available or excluded details of investment securities portfolios. As of September 30, 2013, the Advisors were unaware of any significant issuer concentration in the Hedge Funds.

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Master Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, or one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downward) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interests of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will

mainstayinvestments.com/privateadvisors	15

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (Unaudited) (continued)

not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instruments or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

The following are descriptions of the various strategies utilized by the underlying Hedge Funds.

Convertible Arbitrage

Portfolio Managers who utilize this strategy take advantage of price discrepancies within a company’s capital structure. Portfolio Managers in this strategy typically purchase a convertible bond or convertible preferred stock of the issuer while simultaneously selling short the underlying security (often in issuer’s common stock) and, in many cases, shorting a credit instrument of the issuer. Accordingly, the Portfolio Managers’ positions are hedged and therefore returns are dependent upon the relative price movements of the securities, not upon the movements of the securities markets. Portfolio Managers usually leverage their portfolios in order to enhance returns.

Distressed Debt

Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

European Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in Europe.

Event Equity

This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon. Situations can also offer underpriced positive optionality. Portfolio Managers who utilize this strategy seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

Global Equity

This strategy involves taking both long and short positions primarily in public equities with a global geographic focus.

Global Macro

This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Macro investing is generally a liquid, high frequency trading strategy.

Long/Short Corporate Credit

This strategy involves taking both long and short positions in distinct corporate debt instruments.

Long/Short Structured Credit

This strategy attempts to isolate returns by trading in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

Multi-Strategy

This strategy grants Portfolio Managers the ability to invest across strategies.

US Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in the United States.

Distribution of Income and Gains

The Master Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made annually to each Shareholder pro rata

16	Private Advisors Alternative Strategies Master Fund

based upon the number of Shares held by such Shareholder on the record date and will be net of expenses.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Master Fund is the amount included in the Master Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short or restricted cash.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting services), auditing and other professional expenses, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

In addition, the Master Fund bears a pro rata share of the fees and expenses of the Hedge Funds in which it invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Master Fund may vary. These indirect expenses of the Hedge Funds are not included in net realized gain (loss) from investments in Hedge Funds and net change in unrealized appreciation (depreciation) on investments in Hedge Funds on the Master Fund’s Statement of Operations.

Recognition of Gains and Losses

Changes in unrealized appreciation or depreciation from each Hedge Fund are included in the Master Fund’s Statement of Operations as net change in unrealized appreciation (depreciation) on investments in Hedge Funds.

Investment transactions in Hedge Funds are recorded on a trade date basis. Any proceeds received from Hedge Fund redemptions that are in excess of the Hedge Funds’ cost basis are classified as net realized gain from investments in Hedge Funds on the Master Fund’s Statement of Operations. Any proceeds received from Hedge Fund redemptions that are less than the Hedge Funds’ cost basis are classified as net realized loss from investments in Hedge Funds on the Master Fund’s Statement of Operations. Realized gains and losses from investments in Hedge Funds are calculated based on specific identification.

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements, such as valuation of its investments. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Master Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund has adopted a tax year-end of October 31. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Master Fund’s tax positions taken on federal, state and local income tax returns for the open tax year (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Master Fund’s financial statements. The Master Fund’s federal, state and federal excise tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the U.S. Internal Revenue Service and state and local departments of revenue.

4.  Fair Value of Financial Instruments

“Fair value” is defined as the price that the Master Fund would receive upon selling an investment or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses the practical expedient. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

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Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (Unaudited) (continued)

•	Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Hedge Funds that are redeemable at net asset value without penalties within 3 months of period-end are considered Level 2 assets and represent the net asset values as reported by the Hedge Funds; and

•

Level 3—Significant unobservable prices or inputs (Including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Hedge Funds that are not redeemable at net asset value within 3 months of period-end, or are subject to a redemption penalty extending past three months are considered Level 3 assets and represent the net asset values as reported by the Hedge Funds.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the market place, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed, and the differences could be material. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Investments in Hedge Funds are included in Level 2 or 3 of the fair value hierarchy. In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. The Master Fund also considers the nature of the portfolios of the underlying Hedge Funds and their ability to liquidate their underlying investments. If the Master Fund does not know when it will have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The valuation techniques used by the Master Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair value inputs used as of September 30, 2013 in valuing the Master Fund’s investments in Hedge Funds.

	Assets at Fair Value as of September 30, 2013
	Level 1	Level 2	Level 3	Total
Investments in Hedge Funds
Bermuda Domiciled
European Equity	$—	$2,002,054	$362,872	$2,364,926
British Virgin Islands Domiciled
Global Equity	—	2,277,720	—	2,277,720
Cayman Islands Domiciled
Convertible Arbitrage	—	1,080,882	—	1,080,882
Distressed Debt	—	—	4,658,836	4,658,836
European Equity	—	4,293,849	469,359	4,763,208
Event Equity	—	2,306,592	1,739,090	4,045,682
Global Equity	—	1,880,930	2,966,717	4,847,647
Global Macro	—	3,590,819	3,786,558	7,377,377
Long/Short Corporate Credit	—	3,705,605	2,685,391	6,390,996
Long/Short Structured Credit	—	2,941,631	268,340	3,209,971
Multi-Strategy	—	2,301,145	2,615,313	4,916,458
US Equity	—	9,038,156	1,311,506	10,349,662

Total investments in Hedge Funds	$—	$35,419,383	$20,863,982	$56,283,365

The Master Fund recognizes transfers between levels as of the beginning of the period.

18	Private Advisors Alternative Strategies Master Fund

The following is a reconciliation of investments in Hedge Funds in which significant unobservable inputs (Level 3) were used in determining value:

	Bermuda Domiciled	Cayman Islands Domiciled
	European Equity	Distressed Debt	European Equity	Event Equity	Global Equity	Global Macro
Balance as of April 1, 2013	$—	$3,236,492	$—	$—	$3,494,355	$—
Net realized gains (losses)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	72,872	260,019	19,359	90,909	425,946	(113,442)
Purchases	290,000	250,000	450,000	—	900,000	3,900,000
Sales	—	—	—	—	—	—
Transfers into Level 3 (a)	—	912,325	—	1,648,181	—	—
Transfers out of Level 3 (a)	—	—	—	—	(1,853,584)	—

Balance as of September 30, 2013	$362,872	$4,658,836	$469,359	$1,739,090	$2,966,717	$3,786,558

Net change in unrealized appreciation (depreciation) on Level 3 investments in Hedge Fund still held as of September 30, 2013	$72,872	$260,019	$19,359	$90,909	$425,946	$(113,442)

	Cayman Islands Domiciled
	Long/Short Corporate Credit	Long/Short Structured Credit	Multi- Strategy	US Equity	Total
Balance as of April 1, 2013	$—	$—	$—	$—	$6,730,847
Net realized gains (losses)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(14,609)	(1,660)	138,748	11,506	889,648
Purchases	2,700,000	270,000	210,000	1,300,000	10,270,000
Sales	—	—	—	—	—
Transfers into Level 3 (a)	—	—	2,266,565	—	4,827,071
Transfers out of Level 3 (a)	—	—	—	—	(1,853,584)

Balance as of September 30, 2013	$2,685,391	$268,340	$2,615,313	$1,311,506	$20,863,982

Net change in unrealized appreciation (depreciation) on Level 3 investments in Hedge Fund still held as of September 30, 2013	$(14,609)	$(1,660)	$138,748	$11,506	$889,648

(a)	Transfers between levels may occur based on changes in the underlying Hedge Funds and/or changes in liquidity and are recognized as of the beginning of the period. For the period ended September 30, 2013, the Master Fund’s investments in Hedge Funds with fair values of $4,827,071 and $1,853,584 were transferred out of Level 2 to Level 3 and transferred out of Level 3 to Level 2, respectively, due to liquidity events.

There were no changes in valuation technique and no transfers between the levels of the fair value hierarchy during the reporting period, except as noted above.

Net realized gains (losses) and net changes in unrealized appreciation (depreciation) presented above are reflected in the accompanying Master Fund’s Statement of Operations.

5.  Fees and Related Party Transactions

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to New York Life Investments, administration fees, custody fees, and transfer agent fees payable to State Street Bank and Trust Company (“State Street”).

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end NAV (“Management Fee”). New York Life Investments will pay a portion of the Management

Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. For the six months ended September 30, 2013, the Master Fund incurred management fees of $288,163. As of September 30, 2013, $107,850 is due to the Manager.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Accordingly, $166,842 of expenses was reimbursed, of which $58,486 pertained to offering costs (See Note 8), so that expenses do not exceed 1.50% of its average month-end net assets. As of September 30, 2013, $35,510 is due from the Manager.

mainstayinvestments.com/privateadvisors	19

Notes to Private Advisors Alternative Strategies Master Fund

Financial Statements (Unaudited) (continued)

The Master Fund has retained State Street to provide administrative and accounting services to the Master Fund. State Street also serves as the Master Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Master Fund (“Administration Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Master Fund’s NAV; (iii) preparing the Master Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Master Fund. For the six months ended September 30, 2013, the Master Fund incurred administration fees, custody fees, and transfer agent fees of $97,967, $10,584, and $9,260, respectively.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of September 30, 2013, New York Life Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding in the Master Fund which represents 72.75% of the Master Fund’s NAV.

6.  Investments in Hedge Funds

As of September 30, 2013, the Master Fund had investments in 28 Hedge Funds. The Master Fund, as an investor in these Hedge Funds, pays management fees of up to 2.75% (per annum) of the NAV of its ownership interest in such Hedge Funds, as well as incentive fees or allocations of up to 27.00% of net profits earned that are allocable to the Master Fund’s ownership interest in such Hedge Funds.

For the six months ended September 30, 2013, aggregate purchases and proceeds from sales of investments in Hedge Funds were $15,500,000 and $4,031,040 respectively. There were no unfunded commitments outstanding to Hedge Funds as of September 30, 2013.

7.  Offering of Shares

The Master Fund’s Share activities for the six months ended September 30, 2013 were as follows:

Balance as of April 1, 2013	Subscriptions	Redemptions	Balance as of September 30, 2013
42,651.68	12,457.86	(1,846.77)	53,262.77

8.  Organization and Offering Expenses

New York Life Investments has agreed to pay all of the Master Fund’s organizational expenses. As a result, organizational expenses of the Master Fund are not reflected in the Master Fund’s financial statements. Organizational expenses incurred through September 30, 2013 and paid by New York Life Investments were $308,129.

The Master Fund will bear its own offering costs, as well as the offering costs related to the Feeder Fund. As of September 30, 2013, the Master Fund had incurred offering costs of $344,143, of which

$58,486 have been expensed over the six months ended September 30, 2013 and has been reimbursed in accordance with the Expense Limitation Agreement. (See Note 5).

9.  Risks and Contingencies

The Master Fund may be subject to various risk factors including the following broad categories (i) the risks related to an investment in the Master Fund; (ii) the risks related to the types of investments utilized by the Hedge Funds; (iii) the risks related to the investment strategies of the Hedge Funds; and (iv) the risks related to the management and operations of the Hedge Funds.

The Master Fund is a recently organized management investment company and prior to May 1, 2012, had no previous operating history as (i) an investment company registered under the 1940 Act, or (ii) a “master” fund in a “master-feeder” structure. An investment in the Master Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to risks such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices. The Portfolio Managers may be unable to, or may choose in their judgment not to seek to, achieve such goals.

Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of Hedge Funds managed by Portfolio Managers in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Master Fund. In addition, Portfolio Managers that have no or limited operating history may not have direct experience managing Hedge Funds, including experience with financial, legal or regulatory considerations unique to Hedge Funds, and because there is generally less information available on which to base an opinion of such Portfolio Managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

20	Private Advisors Alternative Strategies Master Fund

10.  Contractual Obligations

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Subsequent Events

In connection with the preparation of the financial statements of the Master Fund for the six months ended September 30, 2013, events and transactions subsequent to September 30, 2013 through the date the financial statements were issued have been evaluated by the Master Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com/privateadvisors	21

Proxy Voting Policies and Procedures and Proxy Voting Record

(Unaudited)

A copy of (1) the Private Advisors Alternative Strategies Master Fund’s policies and procedures with respect to the voting of proxies; and (2) a record of how the Master Fund voted proxies during the most recent period ended September 30 is available without charge, upon request, by calling the Fund’s at 1-888-207-6176. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Schedule of Investments

(Unaudited)

The Private Advisors Alternative Strategies Master Fund is required to file its complete Schedule of Investments with the SEC for its first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling 1-800-SEC-0330. The Master Fund’s Form N-Q may be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

22	Private Advisors Alternative Strategies Master Fund

Other Information (Unaudited)

Private Advisors Alternative Strategies Master Fund

51 Madison Avenue

New York, NY 10010

Trustees

Susan B. Kerley

John Y. Kim

Alan R. Latshaw

Peter Meenan

Richard H. Nolan, Jr.

Richard S. Trutanic

Roman L. Weil

John A. Weisser

Officers

Jack R. Benintende, Treasurer

Jeffrey A. Engelsman, Chief Compliance Officer

Stephen P. Fisher, President

J. Kevin Gao, Secretary

Scott T. Harrington, Vice President

Investment Manager

New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10036

Subadvisor

Private Advisors LLC

901 East Byrd Street

Suite 1400

Richmond, VA 23219

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Not part of the Semiannual Report

mainstayinvestments.com/privateadvisors

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The Private Advisors Alternative Strategies Fund and the Private Advisors Alternative Strategies Master Fund are managed by New York Life Investment Management LLC, an indirect subsidiary of New York Life Insurance Company, and are distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a member of FINRA/SIPC. Private Advisors LLC is an affiliate of New York Life Investment Management LLC and acts as the Funds’ subadvisor.

This report may be distributed only when preceded or accompanied by a current prospectus.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM–31784 PA030-13	PAAS10m-11/13 NL201

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: December 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: December 4, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende President and Principal Executive Officer
Treasurer and Principal Financial and Accounting Officer

Date: December 4, 2013

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.